UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2023

TriplePoint Private Venture Credit Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-01327	84-3383695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
(650) 854-2090
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)TriplePoint Private Venture Credit Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2023. As of March 3, 2023, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 20,297,200 shares of the Company’s common stock and 525 shares of the Company’s preferred stock were eligible to be voted in person or by proxy. Of the shares of common stock eligible to be voted, 19,630,971 shares were voted in person or by proxy at the Annual Meeting. Of the shares of preferred stock eligible to be voted, 525 shares were voted in person or by proxy at the Annual Meeting.
(b)At the Annual Meeting, the Company’s stockholders (i) elected two Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified, and (ii) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 8, 2023. The final voting results for each proposal are set forth below.
(i)The following individuals were elected as Class I directors: (a) James P. Labe, elected solely by the holders of preferred stock, voting as a single class, and (b) Cynthia M. Fornelli, elected by the holders of common stock and preferred stock, voting together as a single class, by the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
James P. Labe	525	—	—
Cynthia M. Fornelli	19,631,496	—	—
(ii)The voting results with respect to the ratification by the holders of common stock and preferred stock, voting together as a single class, of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,631,496	—	—	—

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Private Venture Credit Inc.

By:	/s/ Sajal K. Srivastava
Name:	Sajal K. Srivastava
Title:	President
Date: May 1, 2023